Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
January, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9250%


Excess Protection Level
   3 Month Average  6.82%
     January, 1998  7.09%
     December, 1997  6.57%
     November, 1997  6.81%



Cash Yield                                              21.06%


Investor Charge Offs                                    5.45%


Base Rate                                               8.52%


Over 35 Day Delinquency                                 5.40%


Seller's Interest                                       25.34%


Total Payment Rate                                      11.29%


Total Principal Balance                                $5,558,199,355.06


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $1,408,199,355.12